UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2010

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Option Grants

On April 14, 2010, the Compensation Committee of the Board of Directors (the "Committee") held a meeting to review certain compensation matters for the Company’s executive officers and non-executive employees. At the meeting, the Committee granted stock options to the Company’s named executive officers to purchase the number of shares of the Company’s common stock set forth opposite their name below:

Phillip Frost, M.D.
CEO & Chairman of the Board
450,000

Jane H. Hsiao
Vice Chairman & Chief Technical Officer
450,000

Steven D. Rubin
Executive Vice President - Administration
265,000

Rao Uppaluri
Sr. Vice President and Chief Financial Officer
235,000

Annual Base Salary

At the meeting, the Committee also approved the following annual base salary for the named executive officers of the Company effective as of March 1, 2010.

Phillip Frost, M.D.
Base Salary: $460,000

Jane H. Hsiao
Base Salary: $450,000

Steven D. Rubin
Base Salary: $350,000

Rao Uppaluri
Base Salary: $310,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

April 15, 2010	By:	Rao Uppaluri

Name: Rao Uppaluri
Title: Senior Vice President, Chief Financial Officer